Offerings - Offering: 1	Sep. 10, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	8.875% Notes due 2030
Amount Registered | shares	132,250,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 132,250,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 20,247.48
Offering Note	Includes $17,250,000 aggregate principal amount of 8.875% Senior Notes due 2030 that may be offered and sold pursuant to the exercise in full of the underwriters' option to purchase additional notes to cover over-allotment.